Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Alamo Group Inc. (the "Company") on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald A. Robinson, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Form 10-K fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of
1934 (15 U.S.C. 78m or 78o(d)); and

2.   The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2004	/s/ Ronald A. Robinson
Ronald A. Robinson
President & CEO